Exhibit 10.73

SECOND AMENDMENT OF
PURCHASE AND SALE CONTRACT

            THIS SECOND AMENDMENT OF PURCHASE AND SALE CONTRACT(this “Amendment”) is entered into effective as of the 10th day of December, 2008 (the “Effective Date”), by and betweenCCIP LOFT, L.L.C.,, a Delaware limited liability company, having an address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 (“Seller”), and TEG LOFTS LLC, a North Carolina limited liability company, having a principal address at 3 College Road, Suite 203, Airmont, New York 10952 (“Purchaser”).

RECITALS

A.        Seller and Purchaser entered into that certain Purchase and Sale Contract, dated as of October 28, 2008, as amended by that certain First Amendment of Purchase and Sale Contract dated November 26, 2008 (collectively, the “Contract”), regarding real property located in Wake County, North Carolina and more particularly described in the Contract.

B.         Seller and Purchaser desire to make modifications to the Contract subject to the terms and conditions described below.

C.        All capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to them in the Contract.

NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Seller and Purchaser agree as follows:

agreements

1.                  Escrow Agent.  Section 2.2.1 of the Contract is hereby amended such that the term Escrow Agent or Title Insurer shall mean the following:

Stewart Title Guaranty Company, c/o Ms. Wendy Howell, 1980 Post Oak Boulevard, Suite 610, Houston, Texas 77056 (“Escrow Agent” or “Title Insurer”).

2.                  Deposit Transfer.  Within one (1) Business Day of the Effective Date of this Amendment, Purchaser shall direct the transfer of the Deposit from LandAmerica Commercial Services, c/o Margaret Newton, 1099 18th Street, Suite 2850, Denver, CO 80202 (“Prior Escrow Agent”) to Escrow Agent.  Purchaser shall be responsible for all costs and expenses associated with such transfer, including but not limited to any title cancellation fees of Prior Escrow Agent.

3.                  Notices.  The Notice address for Escrow Agent set forth in Section 13.6 is hereby deleted in its entirety and replaced with the following:

Stewart Title Guaranty Company

1980 Post Oak Boulevard, Suite 610

Houston, Texas  77056

Attention:  Wendy Howell

Telephone: (713) 625-8161

Facsimile: (713) 552-1703

E-Mail: whowell@stewart.com

4.                  Effectiveness of Contract.  As modified hereby, the Contract is hereby reinstated, ratified, confirmed and approved by the Purchaser and Seller in all respects, and shall remain in full force and effect in accordance with the terms and conditions thereof as hereby modified.

5.                  Counterparts.  This Amendment may be executed in multiple counterparts, and all such counterparts together shall be construed as one document.

6.                  Telecopied Signatures.  A counterpart of this Amendment signed by one party to this Amendment and telecopied to another party to this Amendment or its counsel (i) shall have the same effect as an original signed counterpart of this Amendment, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party’s execution of this Amendment.

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IN WITNESS WHEREOF, Seller and Purchaser have entered into this Second Amendment as of the date first above stated.

Seller:

CCIP LOFT, L.L.C., a Delaware limited liability company

By:    CONSOLIDATED CAPITAL
         INSTITUTIONAL PROPERTIES, a
         California limited partnership, its member

By:    CONCAP EQUITIES, INC., a
         Delaware corporation, its general partner

By:  /s/Brian J. Bornhorst
         Name:  Brian J. Bornhorst
         Title:  Vice President

Purchaser:

TEG LOFTS LLC,

a North Carolina limited liability company

By:  /s/David Willner

         David Willner, Managing Member